SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                       Date of Report: September 30, 2003
                        (Date of earliest event reported)


                              NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)



    New York                      000-25831                       11-2208052
--------------------------------------------------------------------------------
 (State or other                (Commission                     (IRS Employer
 jurisdiction of                 File Number)                   Identification
 incorporation)                                                    Number)


4002 Eisenhower Boulevard, Tampa, FL                                33634
----------------------------------------                        ----------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number including area code               (813) 286-8644
                                                                ----------------

              ____________________________________________________
         (Former name or former address, if changed since last report.)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     99 Press release dated September 30, 2003 issued by NetWolves Corporattion ("Registrant").

Item 9.   Regulation FD Disclosure

     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

     On September 30, 2003, the Registrant issued a press release announcing the Registrant's financial results for its fourth fiscal quarter and for the fiscal year ended June 30, 2003. A copy of the Registrant's press release is attached hereto as Exhibit 99.

     The information in this Form 8-K is being furnished under Item 9 and Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NETWOLVES CORPORATION

                                   /s/ Peter C. Castle
                                   -------------------------
                                   Peter C. Castle
                                   Vice President - Finance


Dated:   October 3, 2003